SECURITIES AND EXCHANGE COMMISSION

                  Washington, D.C. 20549

                         FORM 8-K


                CURRENT REPORT PURSUANT TO
                  SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT
                          OF 1934

    Date of Report (Date of earliest event reported) -
                      January 7, 1994





            FREEPORT-MCMORAN COPPER & GOLD INC.



Delaware                           1-9916                 74-2480931
___________________        _________________        _______________

(State or other                (Commission           (IRS Employer
jurisdiction of                File Number)          Identification
incorporation or                                         Number)
organization)


   First Interstate Bank Building, One East First Street,
               Suite 1600, Reno, Nevada 89509


    Registrant's telephone number, including area code:
                          (702) 688-3000



Item 5. Freeport McMoRan Copper & Gold Inc. (FCX) previously reported its investment in Rio Tinto Minera, S.A. (RTM) using the equity method of accounting because FCX anticipated reducing its interest below 50% within one year of the initial investment in RTM. FCX is now considering alternative forms of financing, accordingly, the financial statements included in this Form 8-K reflect its investment in RTM on a fully consolidated basis for the nine months ended September 30, 1993.

Item 7.  Financial Statements

         Consolidating Condensed Balance Sheet            3

         Consolidating Statement of Operations            4

         Consolidating Statement of Cash Flow             5




                         SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 7, 1994

                                 FREEPORT-McMoRan  COPPER  & GOLD INC.





                                     By: /s/ Stephen M. Jones
                                         -----------------------
                                         Stephen M. Jones
                                         Vice President and
                                         Chief Financial Officer


Item 7. Financial Statements.

                       FREEPORT-McMoRan COPPER & GOLD INC.
                CONSOLIDATING CONDENSED BALANCE SHEET (Unaudited)
                               September 30, 1993

                            FCX         RTM     Eliminations    Consolidated
                        ----------    --------  ------------    ------------
ASSETS                                    (in thousands)
Current assets:
Cash and short-term
  investments           $   23,480    $  2,919     $   -          $   26,399
Accounts receivable:
  Customers                 76,190      40,054      (13,380)         102,864
  Other                     43,932      10,168         -              54,100
Inventories:
  Product                   16,458      50,450       (1,376)          65,532
  Materials and supplies   125,030       5,686         -             130,716
Prepaid expenses             8,656         244         -               8,900
                        ----------    --------     --------       ----------
  Total current assets     293,746     109,521      (14,756)         388,511
Property, plant and
  equipment, net         1,261,976     200,409       16,017        1,478,402
Investment in RTM           60,886        -         (60,886)            -
Other assets                56,603       4,840         -              61,443
                        ----------    --------     --------       ----------
Total assets            $1,673,211    $314,770     $(59,625)      $1,928,356
                        ==========    ========     ========       ==========


LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and
  accrued liabilities   $  138,925    $ 99,785     $(30,408)      $  208,302
Current portion of
  long-term debt              -         34,590         -              34,590
  Total current         ----------    --------     --------       ----------
   liabilities             138,925     134,375      (30,408)         242,892
Long-term debt, less
  current portion          116,461      31,523         -             147,984
Accrued postretirement
  benefits and other
  liabilities               41,596     142,258      (15,652)         168,202
Deferred income taxes      197,097        -            -             197,097
Minority interest            4,256      (2,455)       2,455            4,256
Mandatory redeemable gold
  denominated preferred
  stock                    232,620        -            -             232,620
Stockholders' equity       942,256       9,069      (16,020)         935,305
Total liabilities and   ----------    --------     --------       ----------
  stockholders' equity  $1,673,211    $314,770     $(59,625)      $1,928,356
                        ==========    ========     ========       ==========



                    FREEPORT-McMoRan COPPER & GOLD INC.
             CONSOLIDATING STATEMENT OF OPERATIONS (Unaudited)
                   Nine Months Ended September 30, 1993


                            FCX         RTM     Eliminations    Consolidated
                        ----------    --------  ------------    ------------
                               (in thousands, except per share amounts)

Revenues                  $435,171   $201,502      $(26,621)        $610,052
Cost of sales:
Site production and
  delivery                 218,480    193,288       (26,621)         385,147
Depreciation and
  amortization              38,624      6,066           466           45,156
                        ----------   --------      --------       ----------
   Total cost of sales     257,104    199,354       (26,155)         430,303
Exploration expenses        23,374      1,663          -              25,037
Provision for restructuring
  and valuation of assets   50,880       -             -              50,880
General and
  administrative expenses   50,171      2,310           416           52,897
                        ----------   --------      --------       ----------
  Total costs and expenses 381,529    203,327       (25,739)         559,117
                        ----------   --------      --------       ----------
Operating income (loss)    53,642      (1,825)         (882)          50,935
Interest expense, net      (9,678)     (5,649)         -             (15,327)
Equity in net loss of RTM  (5,440)       -            5,440             -
Other income, net             112         461          -                 573
                        ----------   --------      --------       ----------
Income before income
  taxes and minority
  interest                 38,636     (7,013)         4,558           36,181
Provision for income
  taxes                   (26,484)      -              -             (26,484)
Minority interest          (1,907)     2,455           -                 548
                        ----------   --------      --------       ----------
Net income (loss)          10,245     (4,558)         4,558           10,245
Preferred dividends       (17,741)      -              -             (17,741)
Net income (loss)       ----------   --------      --------       ----------
  applicable to common
  stock                  $ (7,496)   $(4,558)        $4,558          $(7,496)
                        ==========   ========      ========       ==========
Net income (loss) per
  share of common stock  $   (.04)                                   $  (.04)
                        ==========                                ==========
Average common shares
  outstanding             197,460                                    197,460
                        ==========                                ==========


                     FREEPORT-McMoRan COPPER & GOLD INC.
              CONSOLIDATING STATEMENT OF CASH FLOW (Unaudited)
                    Nine Months Ended September 30, 1993


                            FCX         RTM     Eliminations    Consolidated
                        ----------    --------  ------------    ------------

Cash flow from operating                (in thousands)
  activities:
Net income                $ 10,245    $ (4,558)     $ 4,558       $ 10,245
Adjustments to reconcile
  net income to net cash
  provided by operating
  activities:
  Depreciation and
    amortization            38,624      6,066           466         45,156
  Provision for restructuring
    and valuation of assets,
    net of payments         30,055        -             -           30,055
  Equity in loss of RTM      5,440        -          (5,440)           -
  Deferred income taxes        144        -             -              144
  Amortization of discount
    on zero coupon notes     8,543        -             -            8,543
  Minority interest's share
    of net income            1,907     (2,455)          -             (548)
  (Increase) decrease in
    working capital, net of
    acquisition:
   Accounts receivable      29,714     (6,428)          -           23,286
   Inventories             (33,984)    (1,376)          -          (35,360)
   Prepaid expenses         (5,437)        95           -           (5,342)
   Accounts payable and
       accrued liabilities  13,558    (20,827)          -           (7,269)
  Other                     (8,015)     4,489           416         (3,110)
                        ----------   --------      --------       --------

Net cash provided by (used in)
  operating activities      90,794    (24,994)          -           65,800
                        ----------   --------      --------       --------
Cash flow from investing
  activities:
Capital expenditures      (308,768)    (1,950)          -         (310,718)
Acquisition of RTM,
  net of cash
  acquired                 (26,599)      -           20,875         (5,724)
                        ----------   --------      --------       --------
Net cash provided by
  (used in) investing
  activities              (335,367)    (1,950)       20,875       (316,442)
                        ----------   --------      --------       --------
Cash flow from financing
 activities:

Cash dividends paid:
  Common stock             (88,690)       -             -          (88,690)
  Preference Stock         (11,781)       -             -          (11,781)
  Minority interest        (14,408)       -             -          (14,408)
Proceeds from debt         188,000     27,785           -          215,785
Repayment of debt         (738,000)   (21,468)          -         (759,468)
Net proceeds from sale of:
  Step-Up Preferred
   Stock                   340,700        -             -          340,700
  Mandatory Redeemable
    Gold Denominated
    Preferred Stock        220,390        -             -          220,390
  RTM stock                    -       20,875       (20,875)           -
                        ----------   --------      --------       --------
Net cash provided by
  (used in) financing
  activities              (103,789)    27,192       (20,875)       (97,472)
                        ----------   --------      --------       --------
Net increase (decrease)
  in cash and short-term
  investments             (348,362)       248           -         (348,114)
Cash and short-term
  investments at
  beginning of year        371,842      2,671           -          374,513
                        ----------   --------      --------       --------
Cash and short-term
  investments at
  end of period           $ 23,480   $  2,919      $    -         $ 26,399
                        ==========   ========      ========       ========